Note 24 - Assets and Liabilities Associated With Assets Held for Sale	12 Months Ended
Dec. 31, 2024
Statement Line Items [Line Items]
Disclosure of non-current assets held for sale and discontinued operations [text block]
24	Assets and liabilities associated with assets held for sale

	2024	2023
Non-current assets held for sale
Solar plant	13,512	13,519
Liabilities associated with assets held for sale
Site restoration liability	104	128

In the second quarter of 2023 management embarked on a marketing process to locate a buyer for the Company’s solar plant located next to Blanket Mine. Various offers were received and a counterparty with a non-binding offer was given exclusivity to further negotiate the sale of the plant after proving their ability to operate and fund solar plants of similar size and complexity in Africa. The offer was received from a reputable global renewable energy operator and management is in an advanced stage of executing agreements to sell the solar plant. It is proposed that the new owners will exclusively supply Blanket with electricity from the plant, on a take-or-pay basis and in doing so secure Blanket’s future power supply. This has the benefit of realising a cash profit on the sale of the plant and generate cash for reinvestment in our gold projects. In addition, management can focus on Caledonia’s core business of gold mining.

On September 28, 2023 the Board approved management to further negotiate the purchase of the solar plant with the potential buyer. The assets were available for sale in their condition on September 28, 2023 and therefore met the criteria to be classified as held for sale.

Management determined the value of the solar plant as the lower of the fair value less cost to sell and the carrying amount. The proceeds of the disposal are expected to substantially exceed the carrying amount of the related net assets and accordingly no impairment losses have been recognised on the classification of the solar plant. The asset was classified as property, plant and equipment before the reclassification to assets held for sale.

The change in estimate for the liability held for sale is mainly due to the Blanket Mine’s LoM that was extended to 2041 (that is inclusive of inferred resources and is based on an internal estimate representing management’s best estimate of the LoM inclusive of the latest drilling results).

Caledonia announced on October 1, 2024 that it has signed a conditional sale agreement for the entire issued share capital of its Zimbabwe subsidiary, Caledonia Mining Services (Private) Limited ("CMS"), which owns and operates the 12.2MWac solar plant that supplies power to Blanket Mine. CMS is to be sold to CrossBoundary Energy Holdings ("CBE") for $22.4 million, subject to the fulfilment of outstanding conditions precedent. The extension of the classification of the solar plant as an asset held for sale beyond the 12 months is supported by the ongoing commitment from the board to sell the solar plant to CBE. The time for the outstanding conditions to be fulfilled in line with the agreement is outside of management’s control. Management believes that the sale remains highly probable.

During 2024 the faulty transformers were impaired at a carrying amount of $385 and replaced at a cost of $408.

Refer to note 43 for the successful completion of the solar plant sale.